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                                                                   EXHIBIT 99.01

                                  March 4, 2003

Cepheid
904 Caribbean Avenue
Sunnyvale, California, 94089-1189

Ladies and Gentlemen:

         At your request, we have examined the Registration Statement on Form S-3 (File Number 333-75596) (the "REGISTRATION STATEMENT") filed by Cepheid, a California corporation (the "COMPANY") with the Securities and Exchange Commission (the "COMMISSION") on December 20, 2001, as subsequently supplemented by the prospectus filed with the Commission on July 16, 2002 and the prospectus supplement applicable to the "Offering" (as defined below), in connection with the registration under the Securities Act of 1933, as amended, of an aggregate of up to $35,000,000 of the Company's debt securities, preferred stock, shares of common stock or warrants to purchase debt securities, preferred stock or common stock, as described under "Securities to be Registered" in the Registration Statement (the "SECURITIES"). With the prospectus and prospectus supplements which comprise part of the Registration Statement, the Company may offer and sell the Securities from time to time on a delayed or continuous basis.

         The Company currently proposes to offer and sell up to an aggregate of 1,360,000 shares (the "TAKEDOWN SHARES") of the Company's Common Stock, no par value per share (the "COMMON STOCK"), under the Registration Statement (the "OFFERING") to certain investors pursuant to stock purchase agreements ("STOCK PURCHASE AGREEMENTS"), each dated February 28, 2003, between the Company and each Investor (as defined therein).

         In rendering this opinion, we have examined such matters of fact as we have deemed necessary in order to render the opinion set forth herein, which included examination of the following.

         (1) the Company's Fifth Amended and Restated Articles of Incorporation filed with the California Secretary of State on June 27, 2000, as amended by the Certificate of Determination for the Series A Junior Preferred Stock filed with the California Secretary of State on September 30, 2002, each as certified by the Company's Secretary on March 4, 2003.

         (2) the Company's Amended and Restated Bylaws, as certified by the Company's Secretary on March 4, 2003.

         (3) the Registration Statement, together with the Exhibits filed as a part thereof or incorporated therein by reference.

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March 4,2003
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         (4)      the prospectus comprising part of the Registration Statement, as supplemented on July 16, 2002 (the "BASE PROSPECTUS"), and the accompanying prospectus supplement applicable to the Offering (the "PROSPECTUS SUPPLEMENT").

         (5) the resolutions of the Company's Board of Directors (the "BOARD") adopted at a meeting held on December 5, 2001 approving the filing of the registration statement, the resolutions of the Board adopted at a meeting held on January 21, 2003 establishing a pricing committee of the Board ("the "PRICING COMMITTEE"), authorizing the Corporation to enter into the Stock Purchase Agreements, and authorizing the issuance of common stock pursuant to the Registration Statement in an amount (subject to limitations) and at a price determined by the Pricing Committee.

         (6) the resolutions of the Pricing Committee adopted at a meeting held February 27, 2003, approving the terms of the Offering, including the number of Takedown Shares to be offered and the price per share at which such Takedown Shares are to be offered in the Offering.

         (7) a certificate from the Company's transfer agent of even date herewith verifying the number of the Company's issued and outstanding shares of capital stock as of February 28, 2003 and a list of option and warrant holders respecting the Company's capital and of any rights to purchase capital stock that was prepared by the Company and dated February 28, 2003 verifying the number of such issued and outstanding securities.

         (8) a Management Certificate addressed to us and dated of even date herewith executed by the Company containing certain factual representations (the "MANAGEMENT CERTIFICATE").

         (9) the Current Report on Form 8-K with which this opinion is filed as an exhibit.

         (10) the Selling Agent Agreement, dated February 27, 2003, by and between the Company and EHS Securities, LLC (the "SELLING AGENT AGREEMENT").

         (11)     the Stock Purchase Agreements.

         (12)     the form of certificate representing shares of Common Stock.

         In our examination of documents for purposes of this opinion, we have assumed, and express no opinion as to, the authenticity and completeness of all documents submitted to us as originals, the genuineness of all signatures on original documents, the conformity to originals and completeness of all documents submitted to us as copies, the legal capacity of all persons or entities executing the same, the lack of any undisclosed termination, modification, waiver or amendment to any documents reviewed by us, and the due authorization, execution and delivery of all documents where authorization, due execution and delivery are prerequisites to the effectiveness thereof. We have also assumed that, if and to the extent that the Takedown Shares are issued in certificated form, the certificates representing the Takedown Shares will be, when


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March 4,2003
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issued, in the form of the certificate reviewed by us and properly signed by authorized officers of the Company or their agents.

As to matters of fact relevant to this opinion, we have relied solely upon our examination of the documents referred to above and have assumed the current accuracy and completeness of the information included in the documents referred to above and the representations and warranties made by representatives of the Company to us, including but not limited to those set forth in the Management Certificate. We have made no independent investigation or other attempt to verify the accuracy of any of such information or to determine the existence or non-existence of any other factual matters; however, we are not aware of any facts that would cause us to believe that the opinions expressed herein are not accurate.

         In connection with our opinion expressed below, we have assumed that, at or prior to the time of the delivery of any of the Takedown Shares, there will not have occurred any change in law affecting the validity of the Takedown Shares.

         We are admitted to practice law in the State of California, and we render this opinion only with respect to, and express no opinion herein concerning the application or effect of the laws of any jurisdiction other than, the existing laws of the United States of America and of the State of California.

         Based upon the foregoing, it is our opinion that the Takedown Shares, when issued, sold and delivered in the manner and for the consideration stated in the Registration Statement, the Base Prospectus and the Prospectus Supplement, and pursuant to the terms of the Stock Purchase Agreements, will be validly issued, fully paid and nonassessable.

         We consent to the use of this opinion as an exhibit to the Registration Statement and further consent to all references to us, if any, in the Registration Statement, the Base Prospectus and Prospectus Supplement constituting a part thereof and any amendments thereto. This opinion is intended solely for use in connection with the issuance and sale of Takedown Shares subject to the Registration Statement and is not to be relied upon for any other purpose. This opinion speaks as of the date first above written, and we assume no obligation to advise you of any fact, circumstance, event or change in the law or the facts that may hereafter be brought to our attention whether or not such occurrence would affect or modify the opinions expressed herein.

                                    Very truly yours,

                                    FENWICK & WEST LLP

                                    By: /s/ Jeffrey R. Vetter
                                        -------------------------------
                                        Jeffrey R. Vetter, a Partner